Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.6%
Australia—7.3%
Dexus	148,718	$955
GPT Group (The) - In Specie(1)(2)	588,920	—
National Storage REIT	526,504	674
NEXTDC Ltd.(2)	79,439	546
		2,175

Belgium—2.8%
Warehouses De Pauw CVA	30,205	825
Canada—8.9%
Allied Properties Real Estate Investment Trust	24,800	748
Boardwalk Real Estate Investment Trust	33,100	724
Granite Real Estate Investment Trust	9,176	474
Summit Industrial Income REIT	85,000	717
		2,663

China—1.0%
GDS Holdings Ltd. ADR(2)	3,600	287
France—2.1%
Klepierre SA	31,831	634
Germany—11.6%
Aroundtown SA(2)	146,640	840
Deutsche Wohnen SE	18,900	848
Vonovia SE	28,974	1,777
		3,465

Hong Kong—11.2%
Hysan Development Co., Ltd.	188,000	607
Link REIT	184,441	1,514
Swire Properties Ltd.	476,000	1,215
		3,336

India—1.8%
Ascendas India Trust	541,100	525
Ireland—2.6%
Irish Residential Properties REIT plc	486,000	772
Japan—23.7%
Ichigo Office REIT Investment Corp.	525	365
Invesco Office J-REIT, Inc.	5,534	719
Kenedix Office Investment Corp.	132	737
Kenedix Residential Next Investment Corp.	511	883
LaSalle Logiport REIT	343	528
Mitsubishi Estate Co., Ltd.	119,700	1,784
Mitsui Fudosan Logistics Park, Inc.	231	1,033
Nippon Prologis REIT, Inc.	327	994
		7,043

Norway—2.5%
Entra ASA 144A(3)	59,222	755
Singapore—2.8%
Mapletree Industrial Trust	398,600	829
	Shares	Value

Spain—4.5%
Inmobiliaria Colonial Socimi SA	58,500	$515
Merlin Properties Socimi SA	97,800	811
		1,326

Sweden—4.4%
Catena AB	11,800	465
Kungsleden AB	111,700	832
		1,297

United Kingdom—11.4%
Derwent London plc	13,131	452
Safestore Holdings plc	76,726	690
Segro plc	55,068	611
UNITE Group plc (The)	85,800	999
Workspace Group plc	81,000	656
		3,408

Total Common Stocks (Identified Cost $26,609)		29,340

Total Long-Term Investments—98.6% (Identified Cost $26,609)		29,340

TOTAL INVESTMENTS—98.6% (Identified Cost $26,609)		$29,340
Other assets and liabilities, net—1.4%		405
NET ASSETS—100.0%		$29,745

Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities amounted to a value of $755 or 2.5% of net assets.

Country Weightings†
Japan	24%
Germany	12
United Kingdom	12
Hong Kong	11
Canada	9
Australia	7
Spain	4
Other	21
Total	100%
† % of total investments as of June 30, 2020.
See Notes to Schedule of Investments

Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$29,340	$15,432	$13,908	$—(1)
Total Investments	$29,340	$15,432	$13,908	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended June 30, 2020.
See Notes to Schedule of Investments

DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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